EXHIBIT 10.64

                     FIRST INVESTORS AUTO INVESTMENT CORP.,
                                  as Depositor,

                                       and

                            BANKERS TRUST (DELAWARE),
                                as Owner Trustee

                         ------------------------------

                      AMENDED AND RESTATED TRUST AGREEMENT
                          Dated as of January 24, 2000

                         ------------------------------
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                                TABLE OF CONTENTS

                                                                          Page

                                    ARTICLE I
                                   DEFINITIONS

SECTION 1.1.      Definitions...............................................1
SECTION 1.2.      Other Definitional Provisions.............................4


                                   ARTICLE II
                            ORGANIZATION OF THE TRUST

SECTION 2.1.      Name......................................................5
SECTION 2.2.      Office....................................................5
SECTION 2.3.      Purposes and Powers.......................................6
SECTION 2.4.      Appointment of Owner Trustee..............................6
SECTION 2.5.      Initial Capital Contribution of Owner Trust
                        Estate..............................................7
SECTION 2.6.      Declaration of Trust......................................7
SECTION 2.7.      [RESERVED]................................................7
SECTION 2.8.      Title to Trust Property...................................7
SECTION 2.9.      Situs of Trust............................................7
SECTION 2.10.     Representations and Warranties of the
                        Depositor...........................................8
SECTION 2.11.     Federal Income Tax Matters................................9


                                 ARTICLE III
                 TRUST CERTIFICATES AND TRANSFER OF INTERESTS

SECTION 3.1.      Initial Ownership........................................10
SECTION 3.2.      The Depositor's Certificate..............................10
SECTION 3.3.      Authentication of the Depositor's Certificate............11
SECTION 3.4.      Registration of the Depositor's Certificate..............11
SECTION 3.5.      Mutilated, Destroyed, Lost or Stolen
                        Depositor's Certificate............................17
SECTION 3.6.      Appointment of Paying Agent..............................19
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                                   ARTICLE IV
                            ACTIONS BY OWNER TRUSTEE

SECTION 4.1.      Prior Notice with Respect to Certain Matters.............22
SECTION 4.2.      Action by Owner Trustee with Respect to Certain Matters..23
SECTION 4.3.      Action by Owner Trustee with Respect to Bankruptcy.......23
SECTION 4.4.      Restrictions on Insurer's Power..........................23


                                    ARTICLE V
                  APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

SECTION 5.1.      Establishment of Certificate Payment Account.............24
SECTION 5.2.      Application of Trust Funds...............................24
SECTION 5.3.      Method of Payment........................................25
SECTION 5.4.      No Segregation of Monies; No Interest....................25
SECTION 5.5.      Signature on Returns; Tax Matters Partner................26


                                   ARTICLE VI
                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

SECTION 6.1.      General Authority........................................27
SECTION 6.2.      General Duties...........................................27
SECTION 6.3.      Action upon Instruction..................................27
SECTION 6.4.      No Duties Except as Specified in this Agreement or
                        in Instructions....................................29
SECTION 6.5.      No Action Except Under Specified Documents or
                        Instructions.......................................29
SECTION 6.6.      Restrictions.............................................29

                                   ARTICLE VII
                           REGARDING THE OWNER TRUSTEE

SECTION 7.1.      Acceptance of Trusts and Duties..........................30
SECTION 7.2.      Furnishing of Documents..................................31
SECTION 7.3.      Representations and Warranties...........................32
SECTION 7.4.      Reliance; Advice of Counsel..............................33
SECTION 7.5.      Not Acting in Individual Capacity........................33
SECTION 7.6.      Owner Trustee Not Liable for Contracts...................33
SECTION 7.7.      Owner Trustee May Own Notes..............................33

                                  ARTICLE VIII
                          COMPENSATION OF OWNER TRUSTEE

SECTION 8.1.      Owner Trustee's Fees and Expenses........................34
SECTION 8.2.      Indemnification..........................................34
SECTION 8.3.      Payments to the Owner Trustee............................34
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                                   ARTICLE IX
                                   TERMINATION

SECTION 9.1.      Termination of Trust Agreement...........................35
SECTION 9.2.      Notification Regarding Bankruptcy of the
                        Depositor..........................................36
SECTION 9.3.      Prepayment of the Certificates...........................36


                                    ARTICLE X
            SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

SECTION 10.1.     Eligibility Requirements for Owner Trustee...............38
SECTION 10.2.     Resignation or Removal of Owner Trustee..................38
SECTION 10.3.     Successor Owner Trustee..................................39
SECTION 10.4.     Merger or Consolidation of Owner Trustee.................40
SECTION 10.5.     Appointment of Co-Trustee or Separate Trustee............40


                                   ARTICLE XI
                                  MISCELLANEOUS

SECTION 11.1.     Supplements and Amendments...............................42
SECTION 11.2.     No Legal Title to Owner Trust Estate in Depositor........44
SECTION 11.3.     Limitation on Rights of Others...........................44
SECTION 11.4.     Notices..................................................44
SECTION 11.5.     Severability.............................................44
SECTION 11.6.     Separate Counterparts....................................45
SECTION 11.7.     Successors and Assigns...................................45
SECTION 11.8.     Covenants of the Depositor...............................45
SECTION 11.9.     No Petition..............................................45
SECTION 11.10.    Headings.................................................46
SECTION 11.11.    Governing Law............................................46
SECTION 11.12.    Amendment of Trust Agreement.............................46


                                    EXHIBITS

EXHIBIT A         Form of Depositor's Certificate..........................A-1
EXHIBIT B         Certificate of Trust.................................... B-1
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            AMENDED AND RESTATED TRUST AGREEMENT, dated as of January 24, 2000
(as amended, supplemented or otherwise modified and in effect from time to time, this "AGREEMENT"), between FIRST INVESTORS AUTO INVESTMENT CORP., a Delaware corporation, as depositor (the "DEPOSITOR"), and BANKERS TRUST (DELAWARE), a Delaware banking corporation, (in its capacity as owner trustee and not in its individual capacity, the "OWNER TRUSTEE").

            WHEREAS, the Depositor and the Owner Trustee have entered into a Trust Agreement, dated as of January 12, 2000 (the "ORIGINAL TRUST Agreement"); and

            WHEREAS, the Depositor and Owner Trustee desire to amend and restate the Original Trust Agreement in its entirety as provided herein.

            NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and between the Depositor and the Owner Trustee that the Original Trust Agreement be amended and restated and replaced in its entirety as follows:

                                    ARTICLE I
                                   DEFINITIONS

            SECTION 1.1. DEFINITIONS. Except as otherwise specified herein or as the context may otherwise require, the following terms shall have the respective meanings set forth below for all purposes of this Agreement.

            "ADMINISTRATOR" shall mean First Investors Financial Services, Inc., or any successor administrator.

            "AFFILIATE" shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Person. For purposes of this definition, "CONTROL" when used with respect to any Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

            "APPLICABLE TAX STATE" shall have the meaning specified in the Sale and Allocation Agreement.

            "BUSINESS DAY" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in New York, New York, Wilmington, Delaware, Houston, Texas or Atlanta, Georgia are authorized or obligated by law, executive order or governmental decree to remain closed.
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            "BUSINESS TRUST STATUTE" shall mean Chapter 38 of Title 12 of the
Delaware Code, 12 Del. Code section 3801 et seq., as the same may be amended, supplemented or otherwise modified and in effect from time to time.

            "CERTIFICATE OF TRUST" shall mean the Certificate of Trust attached hereto as Exhibit B filed with the Secretary of the State of Delaware on January 12, 2000 for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

            "CERTIFICATE REGISTER" shall have the meaning specified in Section 3.4.

            "CERTIFICATE REGISTRAR" shall have the meaning specified in Section 3.4.

            "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the Treasury Regulations promulgated thereunder.

            "COLLECTION ACCOUNT" shall have the meaning specified in the Sale and Allocation Agreement.

            "CORPORATE TRUST OFFICE" shall mean the principal office of the Owner Trustee at which at any particular time its corporate trust business shall be administered, which office at date of execution of this Agreement is located at, 1011 Centre Road, Suite 200, Wilmington Delaware 19805-1266, Attention:
Corporate Trust, or at such other address as the Owner Trustee may designate from time to time by notice to the Depositor, or the principal corporate trust office of any successor Owner Trustee at the address designated by such successor Owner Trustee by notice to the Depositor.

            "DEPOSITOR" shall mean First Investors Auto Investment Corp., a Delaware corporation, in its capacity as depositor under this Agreement, and its successors.

            "DEPOSITOR ACCOUNT" shall have the meaning specified in Section 5.1.

            "DEPOSITOR'S CERTIFICATE" shall mean a physical certificate evidencing the beneficial interest of the holder thereof in the Trust as specified therein, substantially in the form of Exhibit A attached hereto.

            "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

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            "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

            "EXPENSES" shall have the meaning specified in Section 8.2 and shall include amounts in connection with all liabilities, losses, damages, taxes, claims, actions and suits referred to in such section.

            "FINAL NOTE PAYMENT DATE" shall mean February 15, 2006.

            "INDEMNIFIED PARTIES" shall have the meaning specified in Section
8.2.

            "INDENTURE" shall mean the Indenture, dated as of January 1, 2000, between the Trust, the Seller and Norwest Bank Minnesota, National Association, a national banking association, as indenture trustee, as amended, supplemented or otherwise modified and in effect from time to time.

            "INDEPENDENT" shall have the meaning specified in the Indenture.

            "INITIAL POOL BALANCE" shall mean $174,968,641.29.

            "INSURER" shall mean MBIA Insurance Corporation, a corporation domiciled in New York, and its successors.

            "NOTE PAYMENT ACCOUNT" shall have the meaning specified in the Sale and Allocation Agreement.

            "NOTE RATE" shall have the meaning specified in the Sale and Allocation Agreement.

            "NOTES" shall have the meaning specified in the Sale and Allocation Agreement.

            "OWNER TRUST ESTATE" shall mean all right, title and interest of the Trust in, to and under the property and rights assigned to the Trust pursuant to
Article II of the Sale and Allocation Agreement and all monies deposited from time to time in the Collection Account, the Note Payment Account and the Reserve Account.

            "OWNER TRUSTEE" shall mean Bankers Trust (Delaware), a Delaware banking corporation, not in its individual capacity but solely as Owner Trustee under this Agreement, and any successor Owner Trustee under this Agreement.

            "PAYING AGENT" shall mean the Owner Trustee, Bankers Trust Company, or any other Person appointed as Paying Agent in accordance with Section 3.6.

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            "PERSON" shall have the meaning assigned thereto in the Sale and
Allocation Agreement.

            "PREPAYMENT DATE" shall mean the Payment Date specified by the Servicer pursuant to Section 9.3(a).

            "RECORD DATE" shall mean, with respect to any Payment Date or Prepayment Date, the close of business on the Business Day immediately preceding such Payment Date or Prepayment Date.

            "RESERVE ACCOUNT" shall have the meaning assigned thereto in the Sale and Allocation Agreement.

            "RESPONSIBLE OFFICER" shall have the meaning specified in the Indenture.

            "SALE AND ALLOCATION AGREEMENT" shall mean the Sale and Allocation Agreement, dated as of January 1, 2000, by and among the Depositor, the Indenture Trustee, the Trust, the Seller and the Servicer, as amended, supplemented or otherwise modified and in effect from time to time.

            "SECRETARY OF STATE" shall mean the Secretary of State of the State of Delaware.

            "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

            "TOTAL SERVICING FEE" shall have the meaning assigned thereto in the Sale and Allocation Agreement.

            "TRANSACTION DOCUMENTS" shall have the meaning specified in the Indenture.

            "TRANSFER" shall mean to sell, transfer, assign, participate, pledge or otherwise dispose of.

            "TREASURY REGULATIONS" shall mean regulations, including proposed or temporary regulations, promulgated under the Code. All references herein to specific provisions of proposed or temporary Treasury Regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

            "TRUST" shall mean the Delaware business trust established by this Agreement.

            "TRUST ACCOUNTS" shall have the meaning specified in the Indenture.

            SECTION 1.2.   OTHER DEFINITIONAL PROVISIONS.

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            (a) Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Sale and Allocation Agreement or, if not defined therein, in the Indenture.

            (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

            (c) As used in this Agreement and in any certificate or other documents made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings assigned to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

            (d) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Article, Section and Exhibit references contained in this Agreement are references to Articles, Sections and Exhibits in or to this Agreement unless otherwise specified. The term "including" shall mean "including without limitation."

            (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

            (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.

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                                   ARTICLE II
                            ORGANIZATION OF THE TRUST

            SECTION 2.1. NAME. The name of the Trust shall be "First Investors Auto Owner Trust 2000-A," in which name the Trust and the Owner Trustee shall have power and authority and each is hereby authorized and empowered to conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

            SECTION 2.2. OFFICE. The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in the State of Delaware as the Owner Trustee may designate by written notice to the Depositor.

            SECTION 2.3. PURPOSES AND POWERS. The purpose of the Trust is, and the Trust shall have power and authority and is hereby authorized and empowered, without the need for further action on the part of the Trust, and the Owner Trustee shall have power and authority and is hereby authorized and empowered, in the name and on behalf of the Trust, to do or cause to be done all acts and things necessary, appropriate or convenient to cause the Trust, to engage solely in the following activities:

                 (i) to execute, issue and deliver the Notes pursuant to the Indenture, to execute, authenticate, issue and deliver the Depositor's Certificate pursuant to this Agreement, and to sell the Notes and issue the Depositor's Certificate to the Depositor;

                (ii) to use the proceeds of the sale of the Notes to fund the Reserve Account, to pay the organizational, start-up and transactional expenses of the Trust and to pay the balance to the Seller pursuant to the Sale and Allocation Agreement in consideration for the purchase of Contracts;

               (iii) to pay interest on and principal of the Notes and amounts distributable with respect to the Depositor's Certificate;

                (iv) to assign, grant, transfer, pledge, mortgage and convey the Collateral to the Indenture Trustee pursuant to the Indenture;

                 (v) to enter into, execute, deliver and perform its obligations under the Transaction Documents to which it is to be a party;

                (vi) subject to compliance with the Transaction Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Noteholders and the Depositor; and

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
               (vii) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.

            The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the other Transaction Documents.

            SECTION 2.4. APPOINTMENT OF OWNER TRUSTEE. The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and authority set forth herein and in the Business Trust Statute.

            SECTION 2.5. ORGANIZATIONAL MATTERS. The Depositor shall pay from amounts payable to it pursuant to Section 3.5(d)(x) of the Sale and Allocation Agreement, the organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee, in its individual capacity, for any such expenses paid by the Owner Trustee, in its individual capacity. The net proceeds from the sale of the Notes shall be used to purchase Contracts and related property from the Seller in accordance with
Section 2.1 of the Sale and Allocation Agreement and to fund the Reserve Account in an amount equal to the Initial Reserve Account Deposit.

            SECTION 2.6. DECLARATION OF TRUST. The Owner Trustee hereby declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Depositor, subject to the obligations of the Trust under the Transaction Documents. It is the intention of the parties hereto that (i) the Trust constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust and (ii) solely for income and franchise tax purposes, the Trust shall be treated as a non-entity. Unless otherwise required by the appropriate tax authorities, the Trust shall file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as a nonentity for such tax purposes. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and authority set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Trust. The Owner Trustee shall have power and authority and is hereby authorized and empowered to execute and file any certificate to be filed under the Business Trust Statute.

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
            SECTION 2.7. TITLE TO TRUST PROPERTY. Legal title to the entirety of the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity, except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

            SECTION 2.8. SITUS OF TRUST. The Trust shall be located and administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York. The Trust shall not have any employees in any state other than the State of Delaware; PROVIDED, HOWEVER, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Trust only in the State of Delaware or the State of New York, and payments will be made by the Trust only from the State of Delaware or the State of New York. The only office of the Trust will be at the Corporate Trust Office in the State of Delaware.

            SECTION 2.9. REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR. The Depositor hereby represents and warrants to the Owner Trustee (as such and in its individual capacity) that:

                 (i) the Depositor is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted;

                (ii) the Depositor is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications;

               (iii) the Depositor has the power and authority to execute and deliver this Agreement and each other Transaction Document to which it is a party and to carry out their respective terms, and the Depositor has full power and authority to sell and assign the property to be sold and assigned to, and deposited with, the Trust; the Depositor has duly authorized such sale and assignment and deposit to the Trust by all necessary action and the execution, delivery and performance of this Agreement and each other Transaction Document to which it is a party has been duly authorized by the Depositor by all necessary action;

                (iv) the consummation by the Depositor of the transactions contemplated by this Agreement and each other Transaction Document to which it is a party and the fulfillment of the terms hereof and thereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the articles of organization or operating agreement of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound do not result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Transaction Documents) and do not violate any law or, to the knowledge of the Depositor, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties;

                 (v) there are no proceedings or investigations pending or, to the knowledge of the Depositor, threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties (i) asserting the invalidity of this Agreement, the Indenture, any of the other Transaction Documents or the Notes, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Transaction Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or any other Transaction Document to which the Depositor is a party or (iv) which might adversely affect the federal income tax attributes, or Applicable Tax State franchise or income tax attributes, of the Notes; and

                (vi) the representations and warranties of the Seller in Section
      2.2 of the Sale and Allocation Agreement are true and correct.

            SECTION 2.10. FEDERAL INCOME TAX MATTERS. It is the intent of the Depositor and the Servicer that, for purposes of federal income, state and local income and franchise tax and any other income taxes, the Trust will be treated as a "nonentity" under Treasury Regulation section 301.7701-3. The Depositor by acceptance of its interest in the Depositor's Certificate agrees to such treatment and agrees to take no action inconsistent with such treatment.

                                  ARTICLE III
                 TRUST CERTIFICATES AND TRANSFER OF INTERESTS

            SECTION 3.1. OWNERSHIP. The Depositor shall be the sole beneficial owner of the Trust.

            SECTION 3.2. THE DEPOSITOR'S CERTIFICATE. The Depositor's Certificate shall be issued to the Depositor as a registered, definitive, physical certificate, substantially in the form set forth in Exhibit A attached hereto. The Depositor's Certificate shall not be Transferred by the Depositor to any other Person.

            The Depositor's Certificate may be in printed or typewritten form and shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee. If the Depositor's Certificate bears the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, it shall be validly issued and entitled to the benefits of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of the Depositor's Certificate or did not hold such offices at the date of authentication and delivery of the Depositor's Certificate.

            SECTION 3.3. AUTHENTICATION OF THE DEPOSITOR'S CERTIFICATE. As of the date hereof, the Owner Trustee shall cause the Depositor's Certificate to be executed on behalf of the Trust, authenticated, issued and delivered upon written order of the Depositor signed by its manager, its president, any vice president, its secretary or its treasurer, without further action by the Depositor. Thereupon, such Depositor's Certificate shall be duly authorized, validly issued and entitled to the benefits of this Agreement. The Depositor's Certificate shall not entitle its holder to any benefit under this Agreement, or be valid for any purpose, unless there shall appear on such Depositor's Certificate a certificate of authentication substantially in the form set forth in Exhibit A executed by the Owner Trustee or Bankers Trust Company, as the Owner Trustee's authenticating agent, by manual signature, which authentication shall constitute conclusive evidence that the Depositor's Certificate is entitled to the benefits of this Agreement and has been duly authenticated, duly authorized, validly issued and delivered hereunder. The Depositor's Certificate shall be dated the date of its authentication.

            SECTION 3.4. REGISTRATION OF THE DEPOSITOR'S CERTIFICATE. The Certificate Registrar (defined below) shall cause to be kept, at its Corporate Trust Office (as defined in the Sale and Allocation Agreement) a register (the "CERTIFICATE REGISTER") in which, subject to such reasonable regulations as it

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
may prescribe, the Certificate Registrar shall provide for the registration of the Depositor's Certificate. The Indenture Trustee initially shall be the registrar (the "CERTIFICATE REGISTRAR") for the purpose of registering the Depositor's Certificate as herein provided. The Certificate Registrar shall, promptly upon request, furnish to the Owner Trustee information regarding the Certificate Register, including a copy thereof. Upon any resignation of any Certificate Registrar, the Owner Trustee shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Certificate Registrar.

            SECTION 3.5. MUTILATED, DESTROYED, LOST OR STOLEN DEPOSITOR'S CERTIFICATE.

            (a) If (i) a mutilated Depositor's Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of the Depositor's Certificate, and (ii) there is delivered to the Certificate Registrar and Owner Trustee (as such and in its individual capacity) such security or indemnity as may be required by them to hold each of the Trust, the Certificate Registrar and the Owner Trustee (as such and in its individual capacity) harmless, then, in the absence of notice to the Trust, the Certificate Registrar or the Owner Trustee that the Depositor's Certificate has been acquired by a protected purchaser, the Owner Trustee shall execute and the Owner Trustee or Bankers Trust Company, as the Owner Trustee's authenticating agent, shall authenticate and deliver, in exchange for, or in lieu of, such mutilated, destroyed, lost or stolen Depositor's Certificate, a replacement Depositor's Certificate of like tenor and denomination. If, after the delivery of such replacement Depositor's Certificate, a protected purchaser of the original Depositor's Certificate in lieu of which such replacement Depositor's Certificate was issued presents for payment such original Depositor's Certificate, the Trust shall be entitled to recover such replacement Depositor's Certificate (or such payment) from the Person to whom such replacement Depositor's Certificate was delivered or any Person taking such replacement Depositor's Certificate from such Person to whom such replacement Depositor's Certificate was delivered or any assignee of such Person, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Trust or the Owner Trustee (as such or in its individual capacity) in connection therewith.

            (b) Upon the issuance of any replacement Depositor's Certificate under this Section 3.5, the Trust may require the payment by the Depositor of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with such issuance and any other reasonable expenses (including the

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fees and expenses of the Owner Trustee (as such and in its individual capacity))
related thereto.

            (c) Any replacement Depositor's Certificate issued pursuant to this
Section 3.5 in replacement of the mutilated, destroyed, lost or stolen Depositor's Certificate shall constitute an original additional contractual obligation of the Trust, whether or not the mutilated, destroyed, lost or stolen Depositor's Certificate shall be at any time enforceable by anyone, and shall be duly authorized, validly issued and entitled to all the benefits of this Agreement.

            (d) The provisions of this Section 3.5 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of any mutilated, destroyed, lost or stolen Depositor's Certificate.

            SECTION 3.6. APPOINTMENT OF PAYING AGENT. The Paying Agent shall initially be Bankers Trust Company, and any co-paying agent chosen by the Owner Trustee. Bankers Trust Company shall be permitted to resign as Paying Agent upon thirty (30) days' written notice to the Owner Trustee. In the event that Bankers Trust Company shall no longer be the Paying Agent, the Owner Trustee, with the consent of the Insurer, shall appoint a successor to act as Paying Agent (which shall be a bank or trust company). The Paying Agent shall return all unclaimed funds to the Owner Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Owner Trustee. The rights, benefits, protections, privileges and immunities of the Owner Trustee (as such or in its individual capacity) under this Agreement shall apply to the Owner Trustee also in its role as Paying Agent, for so long as the Owner Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

                                   ARTICLE IV
                            ACTIONS BY OWNER TRUSTEE

            SECTION 4.1. PRIOR NOTICE WITH RESPECT TO CERTAIN MATTERS. With respect to the following matters, the Trust shall not take action unless (i) at least thirty (30) days before the taking of such action, the Owner Trustee shall have notified the Insurer and the Rating Agencies in writing of the proposed action and (ii) the Insurer, if an Insurer Default shall not have occurred and be continuing, shall have consented in writing thereto and the Depositor shall not have (A) notified the Owner Trustee in writing prior to the 30th day after such notice is given that it has withheld consent or (B) provided alternative written direction prior to the 30th day after such notice is given:

                  (i) the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought by the Servicer in connection with the collection of the Contracts) and the settlement of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection by the Servicer of the Contracts);

                  (ii) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute);

                  (iii) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

                  (iv) the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent for the Notes or Indenture Trustee or pursuant to this Agreement of a successor Certificate Registrar, or the consent to the assignment by the Note Registrar, Paying Agent for the Notes or Indenture Trustee or Certificate Registrar of its obligations under the Indenture or this Agreement, as applicable;

                  (v) the consent to the calling or waiver of any default of any Transaction Document;

                  (vi) the consent to the assignment by the Indenture Trustee or Servicer of their respective obligations under any Transaction Document, unless permitted in the Transaction Documents;

                  (vii) cause the Trust to incur, assume or guaranty any indebtedness other than as set forth in this Agreement or the Transaction Documents;

                  (viii) possess Trust assets, or assign the Trust's right to property, for other than a Trust purpose;

                  (ix) cause the Trust to lend any funds to any entity, unless permitted in this Agreement or the Transaction Documents;

                  (x) except as provided in Article IX hereof, dissolve, terminate or liquidate the Trust in whole or in part;

                  (xi) merge or consolidate the Trust with or into any other entity, or convey or transfer all or substantially all of the Trust's assets to any other entity;

                  (xii) do any act that conflicts with any other Transaction Document;

                  (xiii) do any act which would make it impossible to carry on the ordinary business of the Trust as described in Section 2.3 hereof;

                  (xiv) confess a judgment against the Trust; or

                  (xv) change the Trust's purpose and powers from those set forth in this Agreement.

            In addition, the Trust shall not commingle its assets with those of any other entity. The Trust shall maintain its financial and accounting books and records separately from those of any other entity. Except as expressly set forth herein, the Trust shall not pay any indebtedness, operating expenses or liabilities of any other entity. The Trust shall maintain appropriate minutes or other records of all appropriate actions and shall maintain its offices separate from the offices of the Depositor and the Servicer.

            SECTION 4.2. ACTION BY DEPOSITOR WITH RESPECT TO CERTAIN Matters. The Owner Trustee may not, except upon the occurrence of an Event of Servicing Termination subsequent to the payment in full of the Notes and in accordance with the written direction of the Insurer, if an Insurer Default shall not have occurred and be continuing, or the Depositor (with the consent of the Insurer, provided that an Insurer Default shall not have occurred and be continuing) (i) remove the Servicer pursuant to 5.02 of the Servicing Agreement, (ii) appoint a successor Servicer pursuant to 5.02 of the Servicing Agreement, (iii) remove the Administrator pursuant to Section 9 of the Administration Agreement, (iv) appoint a successor Administrator pursuant to Section 9 of the Administration Agreement or (v) sell the Contracts after the termination of the Indenture, except as expressly provided in the Transaction Documents.

            SECTION 4.3.  ACTION BY OWNER TRUSTEE WITH RESPECT TO BANKRUPTCY.

            (a) The Trust shall not, without the prior written consent of the Owner Trustee, (i) institute any proceedings to adjudicate the Trust as bankrupt or insolvent, (ii) consent to the institution of bankruptcy or insolvency proceedings against the Trust, (iii) file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy with respect to the Trust, (iv) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or a substantial part of its property, (v) make any assignment for the benefit of the Trust's creditors,
(vi) admit in writing its inability to pay its debts generally as they become due, or (vii) take any action in furtherance of any of the foregoing (any of the above foregoing actions, a "Bankruptcy Action"). In considering whether to give or withhold written consent to any Bankruptcy Action by the Trust, the Owner Trustee, with the consent of the Depositor (hereby given, which consent the Depositor believes to be in the Trust's and its best interests), shall consider the interest of the Noteholders and the Insurer in addition to the interests of the Trust and whether the Trust is insolvent. The Owner Trustee shall have no duty to give such written consent to Bankruptcy Action by the Trust if the Owner Trustee shall not have been furnished (at the expense of the Person that requested that such letter be furnished to the Owner Trustee) a letter from an independent accounting firm of national reputation stating that in the opinion of such firm the Trust is then insolvent.

            The Owner Trustee (as such and in its individual capacity) shall not be personally liable to any Person on account of the Owner Trustee's good faith reliance on the provisions of this Section or in connection with the Owner Trustee's giving prior written consent to Bankruptcy Action by the Trust in accordance herewith, or withholding such consent, in good faith, and neither the Trust nor the Depositor shall have any claim for breach of fiduciary duty or otherwise against the Owner Trustee (as such and in its individual capacity) for giving or withholding its consent to any such Bankruptcy Action.

            (b) The parties hereto stipulate and agree that the Depositor has no power to commence any Bankruptcy Action on the part of the Trust or to direct the Owner Trustee to take any Bankruptcy Action on the part of the Trust. To the extent permitted by applicable law, the consent of the Insurer (provided that no Insurer Default has occurred and is continuing) and the Indenture Trustee shall be obtained prior to taking any Bankruptcy Action by the Trust.

            (c) The provisions of this Section do not constitute an acknowledgment or admission by the Trust, the Owner Trustee, or any creditor of the Trust that the Trust is eligible to be a debtor under the United States Bankruptcy Code, 11 U.S.C.ss.ss. 101 et. Seq., as amended.

            SECTION 4.4. RESTRICTIONS ON INSURER'S POWER. Neither the Insurer nor the Depositor shall direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the other Transaction

Documents or would be contrary to Section 2.3, nor shall the Owner Trustee be obligated to follow any such direction, if given.

                                    ARTICLE V
                  APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

            SECTION 5.1. ESTABLISHMENT OF DEPOSITOR ACCOUNT. Pursuant to Section 3.1(c) of the Sale and Allocation Agreement, there shall be maintained in the name of the Trust at an Eligible Institution a segregated trust account designated as the Depositor Account (the "DEPOSITOR ACCOUNT"). The Depositor Account shall be held in trust for the benefit of the Depositor. Except as expressly provided in Section 3.1 (c) of the Sale and Allocation Agreement, the Depositor Account shall be under the sole dominion and control of the Trust. All monies deposited from time to time in the Depositor Account pursuant to the Sale and Allocation Agreement or the Indenture shall be applied as provided in this Agreement, the Sale and Allocation Agreement and the Indenture.

            SECTION 5.2. APPLICATION OF TRUST FUNDS. (a) On each Payment Date the Paying Agent shall distribute all amounts on deposit in the Depositor Account to the Depositor.

            In addition, the Paying Agent shall promptly remit to the Depositor any amounts received from the Indenture Trustee for the benefit of the Depositor in respect of excess amounts from the Reserve Account pursuant to Section 3.6(d) of the Sale and Allocation Agreement.

            (b) In the event that any withholding tax is imposed on any payment (or allocations of income) by the Trust to the Depositor, such tax shall reduce the amount otherwise distributable to the Depositor in accordance with this
Section 5.2. The Owner Trustee and each Paying Agent is hereby authorized and directed to retain (as directed in writing by the Administrator) from amounts otherwise distributable to the Depositor sufficient funds for the payment of any such withholding tax that is legally owed by the Trust (but such authorization shall not prevent the Trust from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to the Depositor shall be treated as cash distributed to the Depositor at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution, the Owner Trustee or the Paying Agent may, in its sole discretion, withhold such amounts in accordance with this Section 5.2. If the Depositor wishes to apply for a refund of any such withholding tax, the Owner Trustee shall reasonably cooperate with the Depositor in making such claim so long as the Depositor agrees to reimburse the Owner Trustee, as such and in its individual capacity, for any expenses incurred.

            SECTION 5.3. METHOD OF PAYMENT. Subject to Section 9.1(c), distributions required to be made to the Depositor on any Payment Date shall be made to the Depositor by wire transfer, in immediately available funds, to the account (reasonably identified to the Paying Agent in writing) of the Depositor at a bank or other entity having appropriate facilities therefor. Notwithstanding the foregoing, the final distribution in respect of the Depositor's Certificate (whether on the Final Note Payment Date or otherwise) will be payable only upon presentation and surrender of the Depositor's Certificate at the office of the Paying Agent.

            SECTION 5.4. NO SEGREGATION OF MONIES; NO INTEREST. Subject to Sections 5.1 and 5.2, monies received by the Owner Trustee hereunder need not be segregated in any manner except to the extent required by law, the Indenture or the Sale and Allocation Agreement and may be deposited under such general conditions as may be prescribed by law, and the Owner Trustee shall not be personally liable for any interest thereon.

                                   ARTICLE VI
                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

            SECTION 6.1. GENERAL AUTHORITY. The Owner Trustee shall have power and authority and is hereby authorized and empowered in the name and on behalf of the Trust to execute and deliver the Transaction Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Transaction Documents to which the Trust is to be a party and any amendment or other agreement, in each case in such form as the Depositor shall approve, as evidenced conclusively by the Owner Trustee's execution thereof and the Depositor's execution of this Agreement, and to direct the Indenture Trustee to authenticate and deliver Notes in the aggregate principal amount of $167,969,000. In addition to the foregoing, the Owner Trustee shall have power and authority and is hereby authorized and empowered in the name and on behalf of the Trust to take all actions required of or permitted to be taken by the Trust pursuant to the Transaction Documents. The Owner Trustee shall have power and authority and is hereby authorized and empowered in the name and on behalf of the Trust from time to time to take such action on behalf of the Trust as is permitted by the Transaction Documents and which the Servicer or the Administrator recommends with respect to the Transaction Documents.

            SECTION 6.2. GENERAL DUTIES. It shall be the duty of the Owner Trustee to perform (or cause to be performed) all of the duties expressly required to be performed by the Owner Trustee under this Agreement and the other Transaction Documents to which the Trust is a party. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Transaction Documents to the extent the Administrator or any other Person is required in the Administration Agreement or any other Transaction Document to perform any act or to discharge such duty of the Owner Trustee or the Trust hereunder or under any other Transaction Document, and the Owner Trustee shall not be held personally liable for the default or failure of the Administrator or any other Person to carry out its obligations under the Administration Agreement or any other Transaction Document.

            SECTION 6.3.  ACTION UPON INSTRUCTION.

            (a) Subject to Article IV, and in accordance with the terms of the Transaction Documents, the Depositor may, by written instruction, direct the Owner Trustee in the management of the Trust.

            (b) Notwithstanding any other provision herein or in any other Transaction Document, the Owner Trustee shall not be required to take any action hereunder or under any Transaction Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in personal liability on the part of the Owner Trustee or is contrary to the terms hereof or of any other Transaction Document or is otherwise contrary to law.

            (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any other Transaction Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Insurer (so long as no Insurer Default has occurred and is continuing)and the Depositor requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Insurer or the Depositor received, the Owner Trustee shall not be personally liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate written instruction within ten
(10) days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action as it shall deem to be in the best interests of the Depositor and shall have no personal liability to any Person for such action or inaction.

            (d) In the event the Owner Trustee is unsure as to the application of any provision of this Agreement or any other Transaction Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required or permitted to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Insurer (so long as no Insurer Default has occurred and is continuing) and the Depositor requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be personally liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within ten (10) days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action as it shall deem to be in the best interests of the Depositor and shall have no personal liability to any Person for such action or inaction.

            SECTION 6.4. NO DUTIES EXCEPT AS SPECIFIED IN THIS AGREEMENT OR IN INSTRUCTIONS. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, this Agreement or any document contemplated hereby, except the duties expressly required to be performed by the Owner Trustee by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.3, and no implied duties or obligations shall be read into this Agreement or any other Transaction Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or otherwise to perfect or maintain the perfection of any security interest or lien or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement or any other Transaction Document. The Owner Trustee, in its individual capacity, shall, however, at its own cost and expense, promptly take all action as may be necessary to discharge any lien (other than the lien of the Indenture) on any part of the Owner Trust Estate that results from actions by, or claims against, the Owner Trustee, in its individual capacity, that are not related to the ownership or the administration of the Owner Trust Estate or the Trust or the Owner Trustee's serving as trustee of the Trust.

            SECTION 6.5. NO ACTION EXCEPT UNDER SPECIFIED DOCUMENTS OR INSTRUCTIONS. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the other Transaction Documents to which the Trust or the Owner Trust is a party and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.3.

            SECTION 6.6. RESTRICTIONS. The Owner Trustee shall not take any action (i) that is inconsistent with the purposes of the Trust set forth in
Section 2.3 or (ii) that, to the actual knowledge of the Owner Trustee, would
(A) affect the treatment of the Notes as indebtedness for federal income or Delaware income or franchise tax purposes, (B) be deemed to cause a taxable exchange of the Notes for federal income or Delaware income or franchise tax purposes or (C) cause the Trust or any portion thereof to be taxable as an association or publicly traded partnership taxable as a corporation for federal income or Delaware income or franchise tax purposes.

      The Depositor shall not direct the Owner Trustee to take action that would violate the provisions of this Section 6.6.

                                   ARTICLE VII
                           REGARDING THE OWNER TRUSTEE

            SECTION 7.1. ACCEPTANCE OF TRUSTS AND DUTIES. The Owner Trustee accepts the trusts hereby created and agrees to perform the duties expressly required to be performed by the Owner Trustee hereunder. The Owner Trustee also agrees to disburse all monies actually received by it constituting part of the Owner Trust Estate upon the terms of this Agreement and the other Transaction Documents to which the Trust is a party. The Owner Trustee shall not be personally answerable or accountable hereunder or under any other Transaction Document under any circumstances, except for liability to the Trust and the Depositor (i) for its own willful misconduct, bad faith or gross negligence or
(ii) in the case of the breach of any representation or warranty contained in
Section 7.3 expressly made by the Owner Trustee in its individual capacity. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

                 (i) the Owner Trustee shall not be personally liable for any error of judgment made in good faith by the Owner Trustee unless it is proved that the Owner Trustee was grossly negligent in ascertaining the pertinent facts;

                (ii) the Owner Trustee shall not be personally liable with respect to any action taken or omitted to be taken in good faith by it in accordance with the provisions of this Agreement at the instructions of the Indenture Trustee, the Insurer, the Depositor, the Administrator or the Servicer or other instructions given in accordance with this Agreement or any other Transaction Document;

               (iii) no provision of this Agreement or any other Transaction Document shall require the Owner Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder or under any other Transaction Document if the Owner Trustee shall have reasonable grounds to believe that repayment of such funds or indemnity satisfactory to it in its individual capacity against such risk or liability is not reasonably assured or provided to it in its individual capacity;

                (iv) under no circumstances shall the Owner Trustee be personally liable for indebtedness evidenced by or arising under any of the Transaction Documents, the Depositor's Certificate, the Notes or other indebtedness of the Trust, including the principal of and interest on the Notes;

                 (v) the Owner Trustee shall not be responsible or personally liable for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or Transaction Documents and the Owner Trustee shall in no event assume or incur any personal liability, duty, or obligation to any Noteholder, the Depositor or any other Person other than as expressly provided for herein;

                (vi) the Owner Trustee shall not be personally liable for the default or misconduct of the Servicer, the Administrator, the Depositor, the Indenture Trustee or any other Person under any of the Transaction Documents or otherwise, and the Owner Trustee shall have no duty to monitor or supervise any other trustee hereunder, if any, the Certificate Registrar (if other than the Owner Trustee), the Administrator, the Paying Agent (if other than the Owner Trustee), any agent or independent contractor of the Trust, any delegatee of any trustee or any other Person and the Owner Trustee (as such in its individual capacity) shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the other Transaction Documents that are not expressly required to be performed by the Owner Trustee or that are required to be performed by the Administrator under the Administration Agreement, the Servicer under the Sale and Allocation Agreement or the Indenture Trustee under the Indenture;

               (vii) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement or any other Transaction Document or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any other Transaction Document at the request, order or direction of the Depositor or otherwise, unless the Owner Trustee (as such and in its individual capacity) has been offered security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or any other Transaction Document shall not be construed as a duty, and the Owner Trustee shall not be answerable or liable in its individual capacity except to the Trust or the Depositor for its own willful misconduct, bad faith or gross negligence in the performance of any such act;

                (viii) under no circumstances shall the Owner Trustee be personally liable for any representation, warranty, covenant, agreement or indebtedness of the Trust; and

                (ix) in any capacity in which it may act (or refrain from acting) pursuant to this Agreement or the other Transaction Documents, the Owner Trustee (as such and in its individual capacity) shall be entitled to the benefits of the Trust Agreement.

            SECTION 7.2 FURNISHING OF DOCUMENTS. The Owner Trustee shall furnish to the Depositor promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Transaction Documents.

            SECTION 7.3. REPRESENTATIONS AND WARRANTIES. The Owner Trustee, in its individual capacity, hereby represents and warrants to the Depositor that:

                 (i) it is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement;

                (ii) it has taken all necessary action to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf; and

               (iii) neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

            SECTION 7.4.  RELIANCE; ADVICE OF COUNSEL.

            (a) The Owner Trustee may rely upon, shall be fully protected in relying upon, and shall incur no personal liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by an appropriate Person. The Owner Trustee may conclusively rely (and shall be fully protected in relying) upon an Opinion of Counsel. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any Person as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officer of an appropriate Person, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee (as such and in its individual capacity) for any action taken or omitted to be taken by it in good faith in reliance thereon.

            (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the other Transactions Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be personally liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care and (ii) may consult with counsel, accountants and other skilled Persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be personally liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such Persons.

            SECTION 7.5. NOT ACTING IN INDIVIDUAL CAPACITY. Except as provided in this Article VII, in accepting the trusts hereby created, Bankers Trust (Delaware), acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any other Transaction Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

            SECTION 7.6. OWNER TRUSTEE NOT LIABLE FOR CONTRACTS. The recitals contained herein and in the Depositor's Certificate (other than the signature and countersignature of the Owner Trustee on the Depositor's Certificate) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no personal responsibility for the correctness thereof. The Owner Trustee (as such or in its individual capacity) makes no representations as to the validity or sufficiency of this Agreement, any other Transaction Document or the Depositor's Certificate (other than the signature and countersignature of the Owner Trustee on the Depositor's Certificate) or the Notes, or of any Contract or related documents. The Owner Trustee shall at no time have any responsibility or personal liability for or with respect to the legality, validity and enforceability of any Contract, or the perfection and priority of any security interest created by any Contract in any Financed Vehicle or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to the Depositor under this Agreement or the Noteholders under the Indenture, including, without limitation, the existence, condition and ownership of any Financed Vehicle, the existence and enforceability of any insurance thereon, the existence and contents of any Contract on any computer or other record thereof, the validity of the assignment of any Contract to the Trust or any intervening assignment, the completeness of any Contract, the performance or enforcement of any Contract, the compliance by the Depositor or the Servicer with any warranty or representation made under any Transaction Document or in any related document, or the accuracy of any such warranty or representation or any action of the Indenture Trustee, the Administrator or the Servicer or any subservicer or any other Person taken in the name of the Owner Trustee.

            SECTION 7.7. OWNER TRUSTEE MAY OWN NOTES. The Owner Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and may deal with the Depositor, the Servicer, the Administrator and the Indenture Trustee in banking transactions with the same rights as it would have if it were not Owner Trustee.

                                  ARTICLE VIII
                          COMPENSATION OF OWNER TRUSTEE

            SECTION 8.1. OWNER TRUSTEE'S FEES AND EXPENSES. The Owner Trustee in its individual capacity shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Depositor and the Owner Trustee in its individual capacity in accordance with the priorities set forth in Section 3.5(d) of the Sale and Allocation Agreement, and the Owner Trustee shall be reimbursed in its individual capacity by the Depositor in accordance with the priorities set forth in Section 3.5(d) of the Sale and Allocation Agreement for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights, powers, authorities and duties.

            SECTION 8.2. INDEMNIFICATION. The Depositor shall be liable as prime obligor for, and shall indemnify, from funds available to it pursuant to Section 3.5(d)(x) of the Sale and Allocation Agreement, the Owner Trustee in its individual capacity and its successors, assigns, directors, officers, employees, agents and servants (collectively, the "INDEMNIFIED PARTIES") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "EXPENSES") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee in its individual capacity or any other Indemnified Party in any way relating to or arising out of this Agreement, the other Transaction Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder; PROVIDED, HOWEVER, that the Depositor shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from any of the matters described in clauses (i) and (ii) of the third sentence of Section 7.1. Neither the Owner Trustee nor the Depositor will in any event be entitled to make any claim upon the Trust Property for the payment or reimbursement of any Expenses. The indemnities contained in this Section 8.2 and the other benefits, protections and immunities of the Owner Trustee (as such and in its individual capacity) under this Agreement shall survive the resignation or termination of the Owner Trustee and the termination of this Agreement. Notwithstanding the foregoing Section 8.2, Expenses shall be paid pursuant to this Section 8.2 solely from amounts in excess of funds necessary to pay all outstanding interest and principal due to the Noteholders in accordance with the priorities set forth in Sections 3.5(d) of the Sale and Allocation Agreement and shall in any case be nonrecourse to the Depositor and, to the extent funds are not so available to pay any Expenses when due and owing, the claims relating thereto shall not constitute a claim (as defined in Section 101 of Title 11 of the United States Bankruptcy Code) against the Depositor but shall continue to accrue. Each party hereto agrees that the payment of any claim of any such party in respect of Expenses shall be subordinated to the payment in full of all outstanding interest and principal due to the Noteholders.

            SECTION 8.3. PAYMENTS TO THE OWNER TRUSTEE. Any amounts paid to the Owner Trustee in its individual capacity pursuant to this Article VIII shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

                                   ARTICLE IX
                                   TERMINATION

            SECTION 9.1.  TERMINATION OF TRUST AGREEMENT.

            (a) The Trust shall dissolve at the earlier of (i) the payment to the Noteholders, the Depositor and the Insurer of all amounts required to be paid to them pursuant to the terms of the Indenture, the Sale and Allocation Agreement, the Insurance Agreement and Article V herein or (ii) the Payment Date next succeeding the month which is one year after the maturity or other liquidation of the last Contract and the disposition of any amounts received upon liquidation of any property remaining in the Trust; PROVIDED, HOWEVER, in each case, that the Policy shall have been terminated in accordance with its terms and returned to the Insurer for cancellation. The bankruptcy, liquidation, dissolution, death or incapacity of the Depositor shall not operate to terminate or dissolve this Agreement or the Trust, entitle the Depositor's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Owner Trust Estate or otherwise affect the rights, obligations and liabilities of the parties hereto.

            (b) The Depositor shall not be entitled to revoke or terminate the Trust.

            (c) Notice of any dissolution of the Trust, specifying the Payment Date upon which the Depositor shall surrender the Depositor's Certificate to the Paying Agent for payment of the final distribution and cancellation, shall be given by the Owner Trustee by letter to the Depositor mailed within five (5) Business Days of receipt by the Owner Trustee of written notice of such dissolution from the Servicer, stating (i) the Payment Date upon or with respect to which final payment of the

Depositor's Certificate shall be made upon presentation and surrender of the Depositor's Certificate at the office of the Paying Agent therein specified,
(ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Depositor's Certificate at the office of the Paying Agent therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Paying Agent at the time such notice is given to the Depositor. Upon presentation and surrender of the Depositor's Certificate, the Paying Agent shall cause to be distributed to the Depositor amounts distributable on such Payment Date pursuant to Section 5.2. In the event that the Depositor shall not surrender the Depositor's Certificate for cancellation within six (6) months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the Depositor to surrender the Depositor's Certificate for cancellation and receive the final distribution with respect thereto. If within one year after the second notice the Depositor's Certificate shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the Depositor concerning surrender of the Depositor's Certificate and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Subject to applicable escheat laws, any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Paying Agent to the Depositor.

            (d) Upon the completion of the winding up of the Trust, the Owner Trustee, at the written direction of the Administrator, shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Business Trust Statute, and thereupon, this Agreement shall terminate.

            SECTION 9.2. NOTIFICATION REGARDING BANKRUPTCY OF THE Depositor. Promptly after the occurrence of any Insolvency Event with respect to the Depositor, (i) the Depositor shall give the Owner Trustee, the Indenture Trustee and the Insurer written notice of such Insolvency Event, (ii) the Owner Trustee shall, upon receipt of such written notice from the Depositor, give prompt written notice to the Indenture Trustee of the occurrence of such event and
(iii) the Indenture Trustee shall, upon receipt of such written notice from the Depositor or the Owner Trustee, give prompt written notice to the Noteholders of the occurrence of such event.

            SECTION 9.3.  PREPAYMENT.

            (a) If, as of the last day of any Collection Period, the Pool Balance shall be less than or equal to 15% of the Initial Pool Balance, the Depositor shall have the option to purchase on the following Payment Date the Owner Trust Estate, other than the Collection Account, the Note Payment Account and the Reserve Account. To exercise such option, the Depositor shall notify in writing the Owner Trustee, the Indenture Trustee and the Insurer no later than fifteen (15) days prior to the Payment Date on which such repurchase is to be effected (the "PREPAYMENT DATE") and shall deposit into the Collection Account on the Business Day preceding such Payment Date an amount equal to the aggregate Purchase Amount for the Contracts, PLUS the appraised value of any other Trust Property, other than the Collection Account, the Note Payment Account or the Reserve Account, such value to be determined by an appraiser mutually agreed upon by the Servicer, the Trust, the Indenture Trustee and the Insurer; PROVIDED, HOWEVER, that the Depositor shall not be permitted to exercise such option unless the amount to be deposited in the Collection Account pursuant to this Section 9.3(a) is at least equal to the sum of the Note Balance PLUS all accrued but unpaid interest (including any overdue interest) on the Notes PLUS all amounts due the Insurer under the Insurance Agreement and the Policy. Upon such payment, the Depositor shall succeed to and own all interests in and to the Owner Trust Estate other than the Collection Account, the Note Payment Account and the Reserve Account. Such payment amount, PLUS, to the extent necessary, all amounts in the Collection Account, the Note Payment Account and the Reserve Account, shall be used to make payments in full to the Noteholders and the Insurer in the manner set forth in Article III of the Sale and Allocation Agreement.

            (b) If, at the time the Depositor exercises its purchase option hereunder, the Depositor's long-term unsecured debt has a rating lower than investment grade by the Rating Agencies, the Depositor shall deliver to the Owner Trustee and the Indenture Trustee on such Payment Date (i) a letter from an Independent investment bank or an Independent public accountant to the effect that the price paid by the Depositor for the Owner Trust Estate other than the Collection Account, the Note Payment Account and the Reserve Account at the time of transfer pursuant to such purchase option represented a fair market price for such assets or (ii) a letter from the Rating Agencies to the effect that no such letter is required.

                                    ARTICLE X
            SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

            SECTION 10.1. ELIGIBILITY REQUIREMENTS FOR OWNER TRUSTEE. The Owner Trustee shall at all times (i) be a Person satisfying the provisions of Section 3807(a) of the Business Trust Statute, (ii) be authorized to exercise corporate trust powers, (iii) have a combined capital, surplus and undivided profits of at least $50,000,000 and be subject to supervision or examination by federal or state authorities and (iv) have (or have a parent that has) a long-term debt rating of investment grade by each of the Rating Agencies or otherwise be acceptable to each of the Rating Agencies and the Insurer (provided that no Insurer Default shall have occurred and be continuing). If such Person shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this
Section 10.1 the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 10.1, the Owner Trustee shall resign immediately in the manner and with the effect specified in
Section 10.2.

            SECTION 10.2. RESIGNATION OR REMOVAL OF OWNER TRUSTEE. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrator and the Insurer. Upon receiving such notice of resignation, the Administrator shall promptly appoint a successor Owner Trustee, with the consent of the Insurer, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within thirty
(30) days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction at the expense of the Administrator for the appointment of a successor Owner Trustee.

            If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.1 and shall fail to resign after written request therefor by the Administrator, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Administrator may remove the Owner Trustee. If the Administrator shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Administrator shall promptly appoint a successor Owner Trustee, with the consent of the Insurer, by written instrument, in duplicate, one copy of which instrument shall be delivered to the removed Owner Trustee and one copy to the successor Owner Trustee.

            Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to this Section

10.2 shall not become effective until either (i) acceptance of appointment by the successor Owner Trustee pursuant to Section 10.3 and payment of all amounts owed to the outgoing Owner Trustee in its individual capacity or (ii) the Trust has been dissolved pursuant to Section 9.1 hereof and all amounts received, if any, in connection with the liquidation of the Trust shall have been distributed to the Noteholders and the Depositor and all amounts owing to the Insurer have been paid. The Administrator shall provide notice of such resignation or removal of the Owner Trustee to the Indenture Trustee, the Depositor, the Noteholders and each of the Rating Agencies.

            SECTION 10.3. SUCCESSOR OWNER TRUSTEE. Any successor Owner Trustee appointed pursuant to Section 10.2 shall execute, acknowledge and deliver to the Administrator and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall, upon payment of amounts owing to it in its individual capacity, deliver to the successor Owner Trustee all documents, statements and monies held by it under this Agreement, and the Administrator and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

            No successor Owner Trustee shall accept appointment as provided in this Section 10.3 unless, at the time of such acceptance, such successor Owner Trustee shall be eligible pursuant to Section 10.1.

            Any successor Owner Trustee appointed pursuant to this Section 10.3 shall file an amendment to the Certificate of Trust with the Secretary of State reflecting the name and principal place of business of such successor in the State of Delaware.

            Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section 10.3, the Administrator shall mail notice of such appointment to the Depositor, the Indenture Trustee, the Noteholders and the Rating Agencies. If the Administrator shall fail to mail such notice within ten (10) days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Administrator.

            SECTION 10.4. MERGER OR CONSOLIDATION OF OWNER TRUSTEE. (a) If the Owner Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another Person, the resulting, surviving or transferee Person without any further act shall be the successor Owner Trustee; PROVIDED, HOWEVER, that such Person must be otherwise qualified and eligible under Section 10.1. The Owner Trustee shall provide the Rating Agencies with prior written notice of any such transaction.

      (b) If at the time such successor or successors by consolidation, merger or conversion to the Owner Trustee shall succeed to the trusts created by this Agreement a Depositor's Certificate shall have been authenticated but not delivered, any such successor to the Owner Trustee may adopt the certificate of authentication of any predecessor trustee and deliver the Depositor's Certificate so authenticated, and in case at that time the Depositor's Certificate shall not have been authenticated, such successor to the Owner Trustee may authenticate the Depositor's Certificate either in the name of any predecessor trustee or in the name of the successor to the Owner Trustee. In all such cases such certificate shall have the full force which the Depositor's Certificate or this Agreement provide that the certificate of the Owner Trustee shall have.

            SECTION 10.5.  APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.

            (a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Owner Trust Estate or any Financed Vehicle may at the time be located, the Administrator and the Owner Trustee acting jointly shall have the power and authority (with the consent of the Insurer, provided that no Insurer Default shall have occurred and be continuing) and may execute and deliver an instrument to appoint one or more Persons approved by the Owner Trustee to act as co-trustee or co-trustees, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Owner Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Depositor, such title to the Owner Trust Estate, or any part thereof, and, subject to the other provisions of this Section 10.5, such powers, authority, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within fifteen (15) days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee under
Section 10.1 and no notice of the
appointment of any co-trustee or separate trustee shall be required under
Section 10.3.

            (b) Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                 (i) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred or imposed upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee shall not be authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Owner Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

                (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

               (iii) the Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

            (c) Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article X. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

            (d) Any separate trustee or co-trustee may at any time constitute the Owner Trustee its agent or attorney-in-fact with full power and authority, to the extent permitted by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                   ARTICLE XI
                                  MISCELLANEOUS

            SECTION 11.1.  SUPPLEMENTS AND AMENDMENTS.

            (a) This Agreement may be amended from time to time by the Depositor and the Owner Trustee in its individual capacity, with prior written notice to the Rating Agencies and the Insurer, without the consent of any of the Noteholders, and with the consent of the Insurer (if no Insurer Default shall have occurred and be continuing) to cure any ambiguity, to correct or supplement any provision herein that may be inconsistent with any other provision herein or in the offering document used in connection with the initial sale of the Notes or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement; PROVIDED, HOWEVER, that (i) such action shall not, as evidenced by an Opinion of Counsel satisfactory to the Owner Trustee and the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder and (ii) an Opinion of Counsel shall be furnished to the Owner Trustee and the Indenture Trustee to the effect that such amendment (A) will not materially adversely affect the federal or any Applicable Tax State income or franchise taxation of any outstanding Note or any Noteholder and (B) will not cause the Trust to be taxable as a corporation for federal or any Applicable Tax State income or franchise tax purposes.

            (b) This Agreement may be amended from time to time by the Depositor and the Owner Trustee in its individual capacity, with prior written notice to the Rating Agencies and the Insurer, with the consent of the Insurer (if no Insurer Default shall have occurred and be continuing) and with the consent of the Holders (as defined in the Indenture) of Notes evidencing not less than 51% of the Note Balance, for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Agreement or modifying in any manner the rights of the Noteholders; PROVIDED, HOWEVER, that, subject to the express rights of the Insurer under the Transaction Documents, no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on the Contracts or distributions that are required to be made on any Note, or change any Note Rate, or (ii) reduce the aforesaid percentage of the Note Balance required to consent to any such amendment, without the consent of all the Noteholders affected thereby or (iii) adversely affect the ratings of the Notes by the Rating Agencies without the consent of the Holders (as defined in the Indenture) of Notes evidencing not less than 66 2/3% of the aggregate principal amount of the then outstanding Notes; and, PROVIDED FURTHER, that (i) such action shall not, as evidenced by an Opinion of Counsel satisfactory to the Owner Trustee and the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder and (ii) an Opinion of Counsel shall be furnished to the Indenture Trustee and the Owner Trustee to the effect that such amendment (A) will not materially adversely affect the federal or any Applicable Tax State income or franchise taxation of any outstanding Note or any Noteholder and (B) will not cause the Trust to be taxable as a corporation for federal or any Applicable Tax State income or franchise tax purposes.

            (c) Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish, at the expense of the Depositor, written notification of the substance of such amendment or consent to the Indenture Trustee and each of the Rating Agencies.

            (d) It shall not be necessary for the consent of the Noteholders or the Indenture Trustee pursuant to this Section 11.1 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents provided for in this Agreement or in any other Transaction Document) and of evidencing the authorization of the execution thereof shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

            (e) Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall file such amendment or cause such amendment to be filed with the Secretary of State.

            (f) The Owner Trustee may, but shall not be obligated to, enter into any such amendment that affects the Owner Trustee's own rights, duties, liabilities or immunities (as such or in its individual capacity) under this Agreement or otherwise.

            (g) Prior to the execution of any amendment to this Agreement or any amendment to any other agreement to which the Trust is a party, the Owner Trustee shall be entitled to receive and shall be fully protected in relying upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent in this Agreement to the execution and delivery of such amendment have been satisfied. Notwithstanding any other provision herein or elsewhere, no amendment, supplement, waiver or consent of or with respect to any other Transaction Document that affects any right, power, authority, duty, benefit, protection, privilege, immunity or indemnity of the Owner Trustee (as such or in its individual capacity) shall be binding on the Owner Trustee (as such or in its individual capacity) unless the Owner Trustee (as such and in its individual capacity) shall have expressly consented thereto in writing.

            SECTION 11.2. NO LEGAL TITLE TO OWNER TRUST ESTATE IN THE DEPOSITOR. The Depositor shall not have legal title to any part of the Owner Trust Estate. The Depositor shall be entitled to receive distributions with respect to its undivided beneficial interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title or interest of the Depositor in and to its beneficial interest in the Owner Trust Estate shall operate to terminate or dissolve this Agreement, the Trust, or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

            SECTION 11.3. LIMITATION ON RIGHTS OF OTHERS. The provisions of this Agreement are solely for the benefit of the Owner Trustee (as such and in its individual capacity), the Insurer, the Depositor, the Administrator, the Servicer, the Indemnified Parties and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement or the Depositor's Certificate, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

            SECTION 11.4. NOTICES. All demands, requests, directions, instructions, notices and other communications under this Agreement shall be in writing, personally delivered, sent by telecopier, overnight courier or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (i) in the case of the Owner Trustee, at the Corporate Trust Office, with a copy to Bankers Trust Company, 4 Albany Street, 10th Floor, New York, New York 10006, Attention: Structured Finance Group(ii) in the case of the Depositor, at the following address: 675 Bering Drive, Suite 710, Houston, Texas 77057, (iii) in the case of the Indenture Trustee, at the following address: Sixth Street and Marquette Avenue MAC N9311-161, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services - Asset-Backed Administration, (iv) in the case of Moody's, at the following address: Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007, (v) in the case of Standard & Poor's, at the following address: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., 55 Water Street, 43rd Floor, New York, New York 10041, Attention: Asset Backed Surveillance Department, and (vi) in the case of the Insurer, at the following address: MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504, Attention: Insured Portfolio Management, Structured Finance.

            SECTION 11.5. SEVERABILITY. If any provision of this Agreement or the Depositor's Certificate shall be held for any reason whatsoever invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement and the Depositor's Certificate shall not in any way be affected or impaired thereby.

            SECTION 11.6. SEPARATE COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which counterparts when so executed shall be deemed to be an original, and all of which counterparts shall together constitute but one and the same instrument.

            SECTION 11.7. SUCCESSORS AND ASSIGNS. All covenants and agreements in this Agreement shall be binding upon, and inure to the benefit of the Depositor, the Insurer and the Owner Trustee (as such and in its individual capacity) and its successors as herein provided.

            SECTION 11.8. COVENANTS OF THE DEPOSITOR. The Depositor shall not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Agreement or any of the other Transaction Documents.

            SECTION 11.9. NO PETITION. The Owner Trustee (not in its individual capacity but solely as Owner Trustee), by entering into this Agreement and the Depositor, the Indenture Trustee and each Noteholder, by accepting the benefits of this Agreement, hereby covenant and agree and shall be deemed to covenant and agree that they will not at any time institute against or knowingly or intentionally cooperate or encourage any other Person in instituting against, the Depositor or the Trust, in any, bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Agreement or any of the other Transaction Documents.

            SECTION 11.10. HEADINGS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not define or limit any of the terms or provisions hereof.

            SECTION 11.11. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Delaware and the obligations, rights and remedies of the parties under this Agreement shall be determined in accordance with such laws.

            SECTION 11.12. AMENDMENT OF TRUST AGREEMENT. This Agreement amends, restates and replaces in its entirety the Original Trust Agreement.

            SECTION 11.13. OWNER TRUSTEE PRESUMPTION. For all purposes, the Owner Trustee shall be entitled to presume (and shall be fully protected in presuming) that no Insurer Default has occurred or exists unless a Responsible Officer of the Owner Trustee has obtained actual knowledge or received written notice to the contrary.

            IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers, thereunto duly authorized and duly attested, all as of the day and year first above written.

                              FIRST INVESTORS AUTO INVESTMENT CORP.,
                                  as Depositor

                              By:______________________________
                                 Name:
                                 Title:

                              BANKERS TRUST (DELAWARE)
                                as Owner Trustee

                              By:______________________________
                                 Name:
                                 Title:

STATE OF            )
                    ) ss. :
COUNTY OF           )

            The foregoing instrument was acknowledged before me this ____ day of January, 2000, by ____________________, as ____________________ of FIRST
INVESTORS AUTO INVESTMENT CORP.

                                    ________________________
                                    Notary Public in and for
                                    the State of____________

[SEAL]



My commission expires: ____________

STATE OF            )
                    ) ss. :
COUNTY OF           )

            The foregoing instrument was acknowledged before me this ____ day of January, 2000, by ____________________, as ____________________ of BANKERS TRUST
(DELAWARE), a Delaware banking corporation.

                                    ________________________
                                    Notary Public in and for
                                    the State of ____________

[SEAL]



My commission expires: ____________

                                                                       EXHIBIT A

                         FORM OF DEPOSITOR'S CERTIFICATE

THIS DEPOSITOR'S CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE TRANSFERRED, ASSIGNED, EXCHANGED OR CONVEYED.

                   FIRST INVESTORS AUTO OWNER TRUST 2000-A

                             DEPOSITOR'S CERTIFICATE

evidencing a beneficial interest in the property of the Trust, as defined below, which property includes a pool of retail installment sales contracts secured by new and used automobiles and light-duty trucks sold to the Trust by First Investors Financial Services, Inc. The property of the Trust (other than the Depositor Account and the proceeds thereof) has been pledged to the Indenture Trustee pursuant to the Indenture to secure the payment of the Notes issued thereunder.

(This Depositor's Certificate does not represent an interest in or obligation of, First Investors Auto Investment Corp., Bankers Trust (Delaware), First Investors Financial Services, Inc. or any of their respective affiliates, except to the extent described below.)

            THIS CERTIFIES THAT First Investors Auto Investment Corp. is the registered owner of a beneficial interest in First Investors Auto Owner Trust 2000-A (the "Trust") formed by First Investors Auto Investment Corp., a Delaware company (the "Depositor").

            The Trust was created pursuant to a Trust Agreement, dated as of January 12, 2000 (as amended, supplemented or otherwise modified and in effect from time to time, the "Trust Agreement"), by and between the Depositor and Bankers Trust (Delaware), as owner trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement or the Sale and Allocation Agreement, dated as of January 1, 2000 (as amended, supplemented or otherwise modified and in effect from time to time, the "Sale and Allocation Agreement"), by and among the Trust, the Indenture Trustee, the Depositor, First Investors Financial Services, Inc., as seller (in such capacity, the "Seller"), and First Investors Servicing Corporation, as servicer (the "Servicer"), as applicable.

            This certificate is the Depositor's Certificate. This Depositor's Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Depositor by virtue of the acceptance hereof assents and by which the Depositor is bound. The property of the Trust includes (i) the Contracts; (ii) all amounts received on or in respect of the Contracts after the Cutoff Date (except interest received which is accrued prior to the Cutoff Date); (iii) the Collection Account, the Reserve Account and the Note Payment Account and all amounts, securities, financial assets, investments and other property deposited in or credited to any of the foregoing and all proceeds thereof; (iv) the security interests in the Financed Vehicles; (v) any proceeds from claims on or refunds of premiums with respect to physical damage, theft, credit life and credit disability insurance policies and extended warranties relating to the Financed Vehicles or the related Obligors; (vi) any Liquidation Proceeds; (vii) the Contract Files;
(viii) rights under the Servicing Agreement and the Sale and Allocation Agreement to cause the Servicer and the Seller, respectively, to purchase Contracts affected materially and adversely by breaches of the representations and warranties of the Servicer made in the Servicing Agreement and (ix) all present and future claims, demands, causes of action and chooses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing. THE RIGHTS OF THE TRUST IN THE FOREGOING PROPERTY OF THE TRUST (OTHER THAN THE DEPOSITOR ACCOUNT AND THE PROCEEDS THEREOF) HAVE BEEN PLEDGED TO THE INDENTURE TRUSTEE TO SECURE THE PAYMENT OF THE NOTES.

            Under the Trust Agreement, there will be distributed on the fifteenth day of each month or, if such fifteenth day is not a Business Day, the next Business Day (each, a "Payment Date"), commencing on February 15, 2000, to the Depositor such amount to be distributed to the Depositor in accordance with the Indenture and Sale and Allocation Agreement on such Payment Date. Notwithstanding the foregoing, following the occurrence and during the continuation of an Event of Default under the Indenture which has resulted in an acceleration of the Notes or following certain events of insolvency with respect to the Depositor, no distributions will be made on the Depositor's Certificate until all the Notes have been paid in full.

            THE HOLDER OF THIS DEPOSITOR'S CERTIFICATE ACKNOWLEDGES AND AGREES THAT ITS RIGHTS TO RECEIVE DISTRIBUTIONS IN RESPECT OF THIS DEPOSITOR'S CERTIFICATE ARE SUBORDINATED TO THE RIGHTS OF THE NOTEHOLDERS AS DESCRIBED IN THE SALE AND ALLOCATION AGREEMENT, THE INDENTURE AND THE TRUST AGREEMENT.

            It is the intent of the Depositor and the Servicer that, for purposes of federal income, state and local income tax and any other income taxes, the Trust will be treated as a "nonentity" under Treasury Regulation
Section 301.7701-3. The Depositor by acceptance of its interest in the Depositor's Certificate agrees to such treatment and agrees to take no action inconsistent with such treatment.

            The Depositor, by its acceptance of a Depositor Certificate or any beneficial interest therein, covenants and agrees and shall be deemed to covenant and agree that the Depositor will not at any time institute against or knowingly or intentionally cooperate or encourage any other Person in instituting against the Trust, or join in any institution against the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Trust Agreement or any of the other Transaction Documents (as defined in the Trust Agreement).

            Distributions on this Depositor's Certificate will be made as provided in the Trust Agreement by the Paying Agent by wire transfer or check mailed to the Depositor without the presentation or surrender of this Depositor's Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Depositor's Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Depositor's Certificate at the office or agency maintained for the purpose by the Paying Agent.

            Reference is hereby made to the further provisions of this Depositor's Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, or its authenticating agent by manual signature, this Depositor's Certificate shall not entitle the Depositor to any benefit under the Trust Agreement or the Sale and Allocation Agreement or be valid for any purpose.

            This Depositor's Certificate shall be construed in accordance with the laws of the State of Delaware, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      In WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Depositor's Certificate to be duly executed.

                                    FIRST INVESTORS AUTO OWNER TRUST 2000-A

                                    By:  Bankers Trust (Delaware)
                                    not in its individual capacity but
                                    solely as Owner Trustee

                                    By:________________________________
                                       Authorized Officer




                OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is the Depositor's Certificate referred to in the within-mentioned Trust Agreement.

Dated: [____________], 2000


BANKERS TRUST (DELAWARE)
not in its individual capacity
but solely as Owner Trustee

By:________________________         By:________________________
   Authorized Officer                  as Authenticating Agent

                                                                       EXHIBIT B